EXHIBIT 99.3

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Xentec Inc.

We have audited the balance sheet of Xentec Inc. as at December 31, 1998 and the statements of income and retained earnings and cash flow from the date of incorporation July 13, 1998 to December 31, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The company originally incorporated February 19, 1997 under an Ontario jurisdiction, however, changed jurisdiction and incorporated formally July 13, 1998 federally under the Canada Business Corporations Act. The company, however, commenced recording transactions effective January 1, 1998. These financial statements reflect twelve months of transactions.

In our opinion, except that transactions were recorded for twelve months, whereas the formal reporting period is July 13, 1998 to December 31, 1998, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1998 and the results of its operations and cash flow for the period then ended in accordance with generally accepted accounting principles.


/s/ GLENN GRAYDON WRIGHT LLP

Oakville, Ontario
October 27, 2000


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

                                   Xentec Inc.
                                  Balance Sheet
                             As at December 31, 1998
                                 (in Canadian $)

Assets                                                                      1998
                                                                        --------
Current assets
     Cash                                                               $130,992
     Accounts receivable                                                  69,933
     Income taxes recoverable                                             43,235
     Prepaid deposits                                                      6,310
                                                                        --------
                                                                         250,470

Capital assets (Notes 1(c), 2)
           At cost                                                        95,483
           Less accumulated depreciation                                   9,549
                                                                        --------
                                                                          85,934
                                                                        --------
                                                                        $336,404
                                                                        ========

Liabilities
Current liabilities
     Accounts payable and accrued liabilities                           $ 13,120
     Demand loan (Note 3)                                                 37,500
     Small business loan (Note 3)                                         45,178
                                                                        --------
                                                                          95,798

Long-term liabilities
     Due to shareholders (Note 5)                                         80,000
     Deferred income taxes (Note 1(f))                                    12,835
     Deferred revenue                                                    104,625

Share capital (Note 4)
      Issued 100 common shares                                               100
      Retained earnings                                                   43,046
                                                                        --------
           Shareholder's Equity                                           43,146
                                                                        --------
                                                                        $336,404
                                                                        ========


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

                                   Xentec Inc.
                    Statement of Income and Retained Earnings
          From date of incorporation July 13, 1998 to December 31, 1998
                                 (in Canadian $)

                                                                           1998
                                                                      ---------
Sales                                                                 $ 683,844
Cost of goods sold                                                      383,700
                                                                      ---------
Gross profit                                                            300,144

Expenses
     Advertising                                                         30,517
     Business and promotion                                              29,493
     Car allowance                                                       18,000
     Delivery                                                             3,640
     Depreciation
         Computer equipment and software                                  8,884
         Furniture and fixtures                                             665
     Insurance                                                            1,595
     Interest and bank charges, net                                       6,577
     Internet                                                             3,772
     Office                                                               4,358
     Other facility costs                                                   662
     Professional fees                                                   18,115
     Rent                                                                19,663
     Salaries and benefits                                              132,649
     Supplies                                                               523
     Telephone                                                            8,385
                                                                      ---------
                                                                        287,498
                                                                      ---------
Income for period, before income taxes                                   12,646
Income taxes (recoverable)
Current                                                                 (43,235)
Deferred                                                                 12,835
                                                                      ---------
                                                                        (30,400)
                                                                      ---------
Net income for period, being
 retained earnings, end of period                                     $  43,046
                                                                      =========


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

                                   Xentec Inc.
                             Statement of Cash Flow
          From date of incorporation July 13, 1998 to December 31, 1998
                                 (in Canadian $)

                                                                           1998
                                                                      ---------
Cash flows from (used in) operating activities:
  Net income for the period                                           $  43,046
  Adjustment for
     Depreciation of capital assets                                       9,549
                                                                      ---------
                                                                         52,595
Change in non-cash working capital
     Increase in accounts receivable                                    (69,933)
     Increase in income taxes recoverable                               (43,235)
     Increase in prepaid deposits                                        (6,310)
     Increase in accounts payable and accrued liabilities                13,120
     Increase in deferred income taxes                                   12,835
     Increase in deferred revenue                                       104,625
                                                                      ---------

Cash flows from operating activities                                     63,697
                                                                      ---------

Cash flows from (used in) investing activities
     Acquisition of capital assets (Note 2)                             (95,483)
                                                                      ---------

Cash flows used in investing activities                                 (95,483)
                                                                      ---------

Cash flows from (used in) financing activities
     Proceeds from long-term borrowings                                  94,600
     Repayment of long-term debt                                        (11,922)
     Increase in due to shareholders                                     80,000
     Increase in share capital                                              100
                                                                      ---------

 Cash flows from financing activities                                   162,778
                                                                      ---------

Net increase in cash during period, being
cash, end of period                                                   $ 130,992
                                                                      =========


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

                                   Xentec Inc.
                          Notes to Financial Statements
                                December 31, 1998
                                 (in Canadian $)

1.    Significant accounting policies

a)    Incorporation

      The company originally incorporated February 19, 1997 under an Ontario jurisdiction, however, changed jurisdiction and incorporated formally July 13, 1998 federally under the Canada Business Corporations Act. Transactions, however, cover the period January 1, 1998 to December 31, 1998.

b)    Revenue recognition

      Income from contracts is recorded on the percentage of completion basis.

c)    Capital assets

      Capital assets are recorded at acquisition cost. Depreciation is recorded in the accounts at rates intended to write-off the cost of the asset over their estimated useful life. In the year of acquisition, capital assets are depreciated at one-half of the normal rate. Rates used are:

      Computer equipment and software
      20% diminishing balance basis

      Furniture and fixtures
      20% diminishing balance basis

d)    Income taxes

      Income taxes have been provided on the income shown in the financial statements. Taxable income is determined on a different basis and therefore gives rise to deferred income taxes.

e)    Foreign currency translation

      Foreign currency income and expense accounts are translated into Canadian dollars using the exchange rate in effect on the transaction date. Foreign monetary assets and monetary liabilities are translated into Canadian dollars at the exchange rates prevailing at the balance sheet date as follows:

      U.S. dollar = $1.50 Canadian

      Gains or losses arising from foreign currency translation are included in the determination of income.

f)    Income taxes


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

                                   Xentec Inc.
                          Notes to Financial Statements
                                December 31, 1998
                                 (in Canadian $)

      Income taxes have been provided on the income shown in the financial statements. Taxable income is determined on a different basis and therefore give rise to deferred taxes.

g)    Research and development

      Research and development costs are written off in the year in which they are incurred.

2.    Capital assets

                                                          Accumulated
                                                Cost     depreciation        Net
                                             -----------------------------------
Computer equipment and software              $88,838            8,884     79,954
Furniture and fixtures                         6,645              685      5,980
                                             -----------------------------------
                                             $95,483            9,549     85,934
                                             ===================================

Depreciation recorded during the period amounted to $9,549.

During the period, capital assets were acquired for cash at an aggregate cost of $95,483.

3.    Long-term debt

Demand loan, interest at prime plus 2%                                   $37,500
Small business loan, interest at
  prime plus 3%, due 2002                                                 45,178
                                                                         -------
                                                                         $82,678

4.    Share capital

Authorized

Unlimited number of common shares with par value and voting rights

5.    Due to shareholders

Advances due to shareholders bear interest at Royal Bank prime plus 5% and are payable monthly.

6.    Income taxes

The company has accumulated losses for income tax purposes which may be carried forward to reduce taxable income in future years. The pertaining income tax benefit has not been recorded in these financial statements. These losses expire as follows:


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

                                   Xentec Inc.
                          Notes to Financial Statements
                                December 31, 1999
                                 (in Canadian $)

                                                  Federal             Provincial
2005                                          $        4,074          55,537
                                              ----------------------------------

7.    Financial instruments

The company's financial instruments consist of cash, accounts receivable, accounts payable and accrued liabilities, amounts due to related parties and long-term debt. Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.


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